Exhibit 23


           INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration
Statement No. 333-62871 of Berry Petroleum Company on Form S-
8 of our report dated July 10, 2000, appearing in this Annual Report on Form 11-K of the Berry Petroleum Company
Thrift Plan for the year ended December 31, 1999.


/s/ Daniells Phillips Vaughan & Bock
Bakersfield, California

September 30, 2003